38969-P1 06/25

SUPPLEMENT DATED JUNE 24, 2025

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF PUTNAM VT INTERNATIONAL EQUITY FUND

Effective June 30, 2025, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI:

1)	The following is added to the section titled “Fund summary – Your fund’s management –Portfolio manager” in the Fund’s Summary Prospectus and Prospectus:

David Morgan

Portfolio Manager of Franklin Templeton Investment Management Limited (“FTIML”) and portfolio manager of the fund since June 2025

2)	The following replaces the section titled “Who oversees and manages the fund? – Portfolio manager” in the Fund’s Prospectus:

Portfolio managers. The portfolio managers identified below are primarily responsible for the day-to-day management of the fund’s portfolio:

Vivek Gandhi, CFA Portfolio Manager of FTIML
Mr. Gandhi has been a portfolio manager of the fund since 2018. He joined FTIML in 1999*.

David Morgan, Portfolio Manager of FTIML

Mr. Morgan has been a portfolio manager of the fund since June 2025. He joined FTIML in 2020*.

*Effective November 1, 2024, Putnam Investments Limited, a sub-advisor to the fund prior to November 1, 2024, merged with and into FTIML.

3)	The following is added to the table in the section titled “PORTFOLIO MANAGERS – Other Accounts Managed by the Portfolio Managers – VT International Equity Fund” in the Fund’s SAI:

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (Millions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance Based (Millions) ($)
David Morgan*	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	None	None	None	None

*Information provided as of May 31, 2025.

Shareholders should retain this Supplement for future reference.

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